Exhibit 99.1
--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------

CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                         MONTH ENDING - SEPTEMBER, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Michael P. McGroarty                               Chief Operating Officer
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

    Michael P. McGroarty                                      10/16/00
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

                                                      Senior Vice President
/s/ Sheldon A. Paul                                 Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

    Sheldon A. Paul                                           10/16/00
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268

           COMPARATIVE BALANCE SHEET

                                                            Schedule
                                                             Amount
                                                             ------
           ASSETS                                         July 24, 2000 July 31, 2000 August 31, 2000 September 30, 2000
                                                          ------------- ------------- --------------- ------------------
         1 UNRESTRICTED CASH                                  $ 745,751     $ 960,212       $ 612,061          $ 456,377
         2 RESTRICTED CASH                                      414,160       414,160         414,160            420,831
                                                          --------------------------------------------------------------
         3   TOTAL CASH                                       1,159,911     1,374,372       1,026,221            877,208
                                                          --------------------------------------------------------------
         4 ACCOUNTS RECEIVABLE(NET)                             659,117       717,824         946,711            809,405
         5 INVENTORY                                             44,647        44,647          44,647             44,647
         6 NOTES RECEIVABLE                                           -             -               -                  -
         7 PREPAID EXPENSES                                     362,117       362,117         352,493            295,634
         8 OTHER                                              9,645,433     9,645,433       9,739,833          9,480,673
                                                          --------------------------------------------------------------
         9   TOTAL CURRENT ASSETS                            11,871,224    12,144,391      12,109,905         11,507,567
                                                          --------------------------------------------------------------
        10 PROPERTY, PLANT & EQUIPMENT                       10,084,459    10,084,459      10,089,949         10,089,949
        11 LESS:ACCUMLATED DEPRECIATION                     (8,463,070)   (8,463,070)     (8,544,712)        (8,624,309)
                                                          --------------------------------------------------------------
        12   NET PROPERTY , PLANT & EQUIPMENT                 1,621,389     1,621,389       1,545,237          1,465,640
        13 DUE FROM INSIDERS
        14 OTHER ASSETS-NET OF AMORTIZATION                   2,520,898     2,520,898       2,482,436          2,480,593
        15 OTHER                                                182,666       182,666         164,705            143,695
                                                          --------------------------------------------------------------
        16   TOTAL ASSETS                                  $ 16,196,176  $ 16,469,344    $ 16,302,283       $ 15,597,495
                                                          ==============================================================

                                                          ==============================================================
           LIABILITIES & STOCKHOLDERS' EQUITY
                                                          ==============================================================
           POSTPETITION LIABILITIES
        17 ACCOUNTS PAYABLE                                         $ -      $ 96,665       $ 305,570          $ 217,437
        18 TAXES PAYABLE                                              -             -               -                  -
        19 NOTES PAYABLE                                              -             -               -                  -
        20 PROFESSIONAL FEES                                          -             -               -                  -
        21 SECURED DEBT                                               -             -               -                  -
        22 OTHER                                                      -             -               -                  -
                                                          --------------------------------------------------------------
        23   TOTAL POST PETITION LIABILTIES                           -        96,665         305,570            217,437
                                                          --------------------------------------------------------------
           PREPETITION LIABILITIES
        24 SECURED DEBT                                         133,261       133,261         103,062            102,151
           TAXES PAYABLE                                        305,905       301,610         301,610            239,135
        25 PRIORITY DEBT                                              -             -               -                  -
        26 UNSECURED DEBT                                     3,470,818     3,470,818       3,470,818          3,470,818
           DEFERRED MAINTENANCE REVENUES                      3,440,007     3,440,007       3,003,853          2,701,332
        27 OTHER                                                945,206       946,344         802,722            610,287
        28   TOTAL PREPETITION LIABILTIES                     8,295,197     8,292,040       7,682,065          7,123,723
                                                          --------------------------------------------------------------
        29   TOTAL LIABILITIES                                8,295,197     8,388,705       7,987,635          7,341,160
                                                          --------------------------------------------------------------
           EQUITY
        30 PREPETITION OWNER'S EQUITY                         7,900,980     7,900,980       7,900,980          7,900,980
        31 POSTPETITION CUMULATIVE PROFIT(LOSS)                       -       179,659         413,668            616,070
           FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                                                        (260,715)
        32 DIRECT CHARGES TO EQUITY                                   -             -               -                  -
                                                          --------------------------------------------------------------
        33   TOTAL EQUITY                                     7,900,980     8,080,639       8,314,648          8,256,335
                                                          --------------------------------------------------------------
        34   TOTAL LIABILITIES & OWNERS EQUITY             $ 16,196,177  $ 16,469,344    $ 16,302,283       $ 15,597,495
                                                          ==============================================================

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268


           SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                      Schedule
                                                       Amount           Month           Month               Month
                                                   July 24, 2000    July 31, 2000   August 31, 2000   September 30, 2000
                                                   -------------   --------------   ---------------   ------------------

#8         OTHER ASSETS
           ------------
           DUE FROM SUBSIDIARY-FRANCE                $ (340,671)     $ (340,671)       $ (340,671)           $ (297,224)
           DUE FROM SUBSIDIARY-AUSTRALIA                 374,203         374,203           374,203               366,274
           DUE FROM SUBSIDIARY-UNITED KINGDOM          9,249,494       9,249,494         9,343,897             9,099,024
           DUE FROM SUBSIDIARY-GERMANY                   362,407         362,407           362,405               312,599
                                                   ---------------------------------------------------------------------
                                                     $ 9,645,433     $ 9,645,433       $ 9,739,833           $ 9,480,673
                                                   =====================================================================

#14        OTHER ASSETS-NET OF AMORTIZATION
           --------------------------------
           GOODWILL                                    $ 168,322       $ 168,322         $ 165,676             $ 163,030
           PURCHASED RESEARCH & DEVELOPMENT              308,937         308,937           270,321               231,703
           DEPOSITS                                       81,576          81,576            84,376               123,797
           INVESTMENT IN IMA, UK LTD.                    233,000         233,000           233,000               233,000
           INVESTMENT IN MITSUCON TECNOLOGIA SA        1,729,063       1,729,063         1,729,063             1,729,063
                                                   ---------------------------------------------------------------------
                                                     $ 2,520,898     $ 2,520,898       $ 2,482,436           $ 2,480,593
                                                   =====================================================================

#15        OTHER-ASSETS
           -----------
           NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA     $ 182,666       $ 182,666         $ 164,705             $ 143,695
                                                   =====================================================================
           PREPETITION TAXES PAYABLE
           -------------------------
           GENERAL INCOME TAX RESERVE                  $ 167,188       $ 167,188         $ 167,188             $ 104,713
           GENERAL SALES TAX RESERVE                     146,165         146,165           146,165               146,165
           STATE SALES TAXES PAYABLE                     (7,448)        (11,743)          (11,743)              (11,743)
                                                   ---------------------------------------------------------------------
                                                       $ 305,905       $ 301,610         $ 301,610             $ 239,135
                                                   =====================================================================
#27        OTHER LIABILITIES
           -----------------
           ACCRUED COMPENSATION                        $ 383,853       $ 383,853         $ 291,378             $ 308,937
           ACCRUED EXPENSES                              172,748         173,886            99,652              (98,970)
           ACCRUED RENT                                  251,590         251,590           274,677               263,319
           ACCRUED INTEREST                              137,015         137,015           137,015               137,000
                                                   ---------------------------------------------------------------------
                                                       $ 945,206       $ 946,344         $ 802,722             $ 610,286
                                                   =====================================================================

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268


           INCOME STATEMENT                                        7 Days Ending            Month                 Month
                                                                   July 31, 2000       August 31, 2000      September 30, 2000
                                                                   -------------       ---------------      ------------------
         1 GROSS REVENUES                                                $ 265,729           $ 1,036,119                $ 964,481
           ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                              84,754                        -
         2 LESS:RETURNS AND ALLOWANCES                                           -                     -                        -
                                                                  ---------------------------------------------------------------
         3   NET REVENUE                                                   265,729             1,120,873                  964,481
                                                                  ---------------------------------------------------------------
           COST OF GOODS SOLD:
         4 MATERIAL                                                              -                     -                        -
         5 DIRECTLABOR                                                           -                     -                        -
         6 DIRECT OVERHEAD- 3RD PARTY COSTS                                  4,760                31,206                    6,080
                                                                   ---------------------------------------------------------------
         7 TOTAL COST OF GOODS SOLD                                          4,760                31,206                    6,080
                                                                   ---------------------------------------------------------------
         8 GROSS PROFIT                                                    260,969             1,089,667                  958,401
                                                                   ---------------------------------------------------------------
           OPERATING EXPENSES:
         9 OFFICER/INSIDER COMPENSATION                                          -               152,369                  139,051
        10 SELLING AND MARKETING                                            44,058                97,509                  124,267
        11 GENERAL AND ADMINISTRATIVE                                       37,251               464,985                  360,185
        12 RENT AND LEASE                                                        -                19,096                   17,158
        13 OTHER                                                                 -                     -                        -
                                                                   ---------------------------------------------------------------
        14 TOTAL OPERATING EXPENSE                                          81,309               733,959                  640,661
                                                                   ---------------------------------------------------------------
        15 INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                  179,660               355,708                  317,740
                                                                   ---------------------------------------------------------------
           OTHER INCOME  INCOME AND EXPENSE:
        16 NON OPERATING INCOME - INTEREST                                       -               (3,622)                  (8,393)
        17 NON OPERATING EXPENSE                                                 -                     -                        -
        18 INTEREST EXPENSE                                                      -                 2,417                    2,873
        19 DEPRECIATION EXPENSE                                                  -                67,341                   65,673
        20 AMORTIZATION                                                          -                55,564                   55,186
        21 OTHER                                                                 -                     -                        -
                                                                   ---------------------------------------------------------------
        22 NET OTHER INCOME AND EXPENSE                                    179,660               121,699                  115,339
           REORGANIZATION EXPENSE:
        23 PROFESSIONAL FEES                                                     -                     -                        -
        24 US TRUSTEE FEES                                                       -                     -                        -
        25 OTHER                                                                 -                     -                        -
                                                                   ---------------------------------------------------------------
        26 TOTAL REORGANIZATION EXPENSE                                          -                     -                        -
                                                                   ---------------------------------------------------------------
        27 INCOME TAX                                                            -                     -                        -
                                                                   ---------------------------------------------------------------
        28 NET PROFIT                                                    $ 179,660             $ 234,009                $ 202,401
                                                                   ===============================================================

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268


           CASH RECEIPTS AND DISBURSEMENTS              7 Days Ending         Month               Month
                                                        July 31, 2000    August 31, 2000    September 30, 2000
                                                        -------------    ---------------    ------------------
         1 CASH-BEGINNING OF MONTH                       $ 1,159,911       $ 1,374,372         $ 1,026,221
                                                        ------------------------------------------------------
           RECEIPTS FROM OPERATIONS
         2 CASH SALES                                                  -                 -                   -
           COLLECTION OF ACCOUNTS RECEIVABLE
         3 PREPETITION                                           207,021           503,785             371,815
         4 POST PETITION                                               -                 -             510,680
                                                        ------------------------------------------------------
         5 TOTAL OPERATING RECEIPTS                              207,021           503,785             882,495
                                                        ------------------------------------------------------
           NON-OPERATING RECEIPTS
         6 LOANS AND ADVANCES                                          -
         7 SALE OF ASSETS                                              -
         8 OTHER                                                  19,679            14,411              10,294
                                                        ------------------------------------------------------
         9 TOTAL NON OPERATING RECEIPTS                           19,679            14,411              10,294
                                                        ------------------------------------------------------
        10 TOTAL RECEIPTS                                        226,700           518,196             892,788
                                                        ------------------------------------------------------
        11 TOTAL CASH AVAILABLE                                1,386,611         1,892,568           1,919,010
                                                        ------------------------------------------------------
           OPERATING DISBURSEMENTS
        12 NET PAYROLL                                             5,097           371,302             384,177
        13 PAYROLL TAXES PAID                                          -           190,576             184,487
        14 SALES, USE & OTHER TAXES PAID                               -             4,345              31,215
        15 SECURED/RENTAL/LEASES                                       -            33,542              70,908
        16 UTILITIES                                                   -            14,741              56,953
        17 INSURANCE                                               5,064            85,719              44,300
        18 INVENTORY PURCHASES                                         -                 -                   -
        19 VEHICLE EXPENSES                                            -                 -                   -
        20 TRAVEL                                                      -           127,416             159,758
        21 ENTERTAINMENT                                               -                 -                   -
        22 REPAIRS AND MAINTENANCE                                     -               653                  16
        23 SUPPLIES                                                    -               209               1,313
        24 ADVERTISING                                                 -             4,117                 778
        25 OTHER                                                   2,078            33,727             107,895
                                                        ------------------------------------------------------
        26 TOTAL OPERATING DISBURSEMENTS                          12,239           866,347           1,041,802
                                                        ------------------------------------------------------
           TOTAL REORGANIZATION EXPENSE
        27 PROFESSIONAL FEES                                           -                 -                   -
        28 US TRUSTEE FEES                                             -                 -                   -
        29 OTHER                                                       -                 -                   -
                                                        ------------------------------------------------------
        30 TOTAL REORGANIZATION EXPENSE                                -                 -                   -
                                                        ------------------------------------------------------
        31 TOTAL DISBURSEMENTS                                    12,239           866,347           1,041,802
                                                        ------------------------------------------------------
        32 NET CASH FLOW                                         214,461         (348,151)           (149,013)
                                                        ------------------------------------------------------
        33 CASH - END OF MONTH                               $ 1,374,372       $ 1,026,221           $ 877,208
                                                        ======================================================

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268


           ACCOUNTS RECEIVABLE AGING:                                              Month           Month              Month
                                                                               July 31, 2000  August 31, 2000  September 30, 2000
                                                                             -------------------------------------------------------
         1 0-30 DAYS                                                                 $ 57,125       $ 301,413             $ 659,095
         2 31-60 DAYS                                                                 701,632         547,641               322,308
         3 61-90 DAYS                                                                  73,534         345,678               280,147
         4 91+ DAYS                                                                 4,898,403       3,764,610             2,304,559
                                                                             -------------------------------------------------------
         5 TOTAL ACCOUNTS RECEIVABLE                                                5,730,694       4,959,342             3,566,109
           OTHER ACCOUNTS RECEIVABLE                                                1,417,897       1,747,343               853,696
         6 AMOUNT CONSIDERED UNCOLLECTABLE                                        (6,430,768)     (5,759,974)           (3,610,400)
                                                                             -------------------------------------------------------
         7 ACCOUNTS RECEIVABLE(NET)                                                 $ 717,824       $ 946,711             $ 809,405
                                                                             ======================================================


           AGING OF POST PETITION TAXES AND PAYABLES:

           TAXES PAYABLE:                             0-30 DAYS   31-60 DAYS     61-90 DAYS      91+ DAYS             TOTAL
                                                      ---------   ----------     ----------      --------             -----
         1 FEDERAL                                           $ -           $ -            $ -             $ -                 $ -
         2 STATE                                               -             -              -               -                   -
         3 LOCAL                                               -             -              -               -                   -
         4 OTHER                                               -             -              -               -                   -
                                                      -----------------------------------------------------------------------------
         5 TOTAL TAXES PAYABLE                               $ -           $ -            $ -             $ -                 $ -
                                                      =============================================================================


         6 ACCOUNTS PAYABLE:                           $ 215,283       $ (134)        $ 2,287             $ -             $ 217,436
                                                      =============================================================================



           STATUS OF POSTPETITION TAXES:
                                                              BEGIN TAX   AMOUNT W/H OR
           FEDERAL                                            LIABILITY   ACCRUED        AMOUNT PAID     ENDING TAX LIABILITY
           -------                                            ---------------------------------------------------------------------
         1 WITHHOLDING                                                $ -       $ 94,660        $ 94,660                      $ -
         2 FICA EMPLOYEE                                                -       $ 26,241        $ 26,241                        -
         3 FICA EMPLOYER                                                -       $ 26,241        $ 26,241                        -
         4 UNEMPLOYMENT                                                 -           $ 49            $ 49                        -
         5 INCOME                                                       -            $ -             $ -                        -
         6 OTHER                                                        -            $ -             $ -                        -
                                                              ---------------------------------------------------------------------
         7 TOTAL FEDERAL TAXES                                         -       $ 147,191       $ 147,191                        -
                                                              ---------------------------------------------------------------------
           STATE AND LOCAL
           --------------
         8 WITHHOLDING                                                  -         22,000          22,000                        -
         9 SALES                                                    4,295              -             633                    3,662
        10 EXCISE                                                       -              -               -                        -
        11 UNEMPLOYMENT                                                 -         14,881          14,881                        -
        12 REAL PROPERTY                                                -              -               -                        -
        13 PERSONAL PROPERTY                                       46,170              -          30,583                   15,587
        14 OTHER                                                        -            414             414                        -
                                                              ---------------------------------------------------------------------
        15 TOTAL STATE AND LOCAL                                   50,465         37,295          68,511                   19,249
                                                              ---------------------------------------------------------------------
        16 TOTAL TAXES                                           $ 50,465      $ 184,486       $ 215,702                 $ 19,249
                                                              =====================================================================

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268


           BANK RECONCILIATIONS:                         MONTH:       September-00

                                                       ACCOUNT #1         ACCOUNT #2         ACCOUNT #3         ACCOUNT #4
                                                       ----------         ----------         ----------         ----------
A          BANK                                       PEOPLES BANK       PEOPLES BANK       PEOPLES BANK       PEOPLES BANK
B          ACCOUNT NUMBER:                            048-7035708        064-7002287        048-7040507        064-7002279
                                                                                            IMA DIP
                                                      IMA CUSTODIAL      IMA OPERATING      OPERATING          IMA PAYROLL
C          PURPOSE(TYPE)                              ACCOUNT            ACCOUNT # 1        ACCOUNT # 2        ACCOUNT # 1
           ---------------------------------------------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT                     $ -               $ 59,813         $ 530,289             $ -
         2 ADD:TOTAL DEPOSITS NOT CREDITED                  -                    -                 -                 -
         3 SUBTRACT:OUTSTANDING CHECKS                      -                 (4,632)         (116,158)          (15,787)
         4 OTHER RECONCILING ITEMS                          -                    -                -                2,249
                                                     ---------------------------------------------------------------------------
         5 MONTH END BALANCE PER BOOKS                    $ -               $ 55,181         $ 414,131         $ (13,538)
           DIFFERENCE                                ===========================================================================
                                                                                -                 -                  -
         6 NUMBER OF LAST WRITTEN CHECK                                       032661            033119             35702


           BANK RECONCILIATIONS:                         MONTH:       September-00 (continued)



                                                          ACCOUNT #5        ACCOUNT #6          ACCOUNT #7
                                                         ----------         ----------          ----------
A          BANK                                         PEOPLES BANK        PEOPLES BANK       ALEX BROWN
B          ACCOUNT NUMBER:                              048-7040515         048-7040523        24836526 *

                                                        IMA DIP PAYROLL     IMA DIP TAX        IMA RESTRICTED
C          PURPOSE(TYPE)                                ACCOUNT # 2         ACCOUNT            ACCOUNT
           ---------------------------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT                         $ -             $ 5,620            $ 420,830
         2 ADD:TOTAL DEPOSITS NOT CREDITED                     -                  -                   -
         3 SUBTRACT:OUTSTANDING CHECKS                      (6,025)               -                   -
         4 OTHER RECONCILING ITEMS                           1,009                -                   -
                                                     ---------------------------------------------------------
         5 MONTH END BALANCE PER BOOKS                    $ (5,016)            $ 5,620            $ 420,830
           DIFFERENCE                                =========================================================
                                                              -                  -                    -
         6 NUMBER OF LAST WRITTEN CHECK                     035733              1005                 N/A




           INVESTMENT ACCOUNTS:
                                                         DATE OF         TYPE OF       PURCHASE       CURRENT
           BANK ACCOUNT NAME & NUMBER                   PURCHASE       INVESTMENT       PRICE          VALUE
                                                     --------------------------------------------------------------
         7                    None                                                             $ -           $ -
         8                    None                                                               -             -
         9                    None                                                               -             -
        10                    None                                                               -             -
                                                     --------------------------------------------------------------
        11 TOTAL INVESTMENT                                                                    $ -           $ -
                                                     ==============================================================



           CASH:

        12 CURRENCY ON HAND                               None
        13 TOTAL CASH - END OF MONTH                      $ 877,208
                                                          =========

NAME : INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER :00-33268


       PAYMENTS TO INSIDERS AND PROFESSIONALS:                  MONTH           September-00

                           INSIDERS
       ----------------------------------------------------------------------------------------------------------------------------
                                                                                               COMPENSATION
                                                                         ----------------------------------------------------------
       NAME                                                  TRAVEL                                       ADVISORY
                                      TYPE OF PAYMENT     REIMBURSEMENTS        PAYROLL     COMMISSIONS     FEES         EXECUTORY
                                                          --------------------------------------------------------------------------
     1 PAUL SCHMIDT                                                 $ -            $ -                         $ 500
     2 TOM HILL                                                       -              -                           500
     3 DAVID CALLARD                                                  -              -                           500
     4 DON MILLER                                                     -              -                         1,000
     5 PAUL FREDERICK                                               707         15,417                                      12,500
     6 MIKE MCGROARTY                                               527         13,334                                      25,000
     7 SHELDON PAUL                                                 266         12,500
     8 KEN BOIN                                                     151         10,417
     9 ROGER BEARD                                                  758         10,833
    10 ROB CHASE                                                  7,451         13,000
    11 MARIO FERRAIRO                                                 -          2,884
    12 JIM ANDERSON                                                  31         12,062           8,605
                                                          --------------------------------------------------------------------------
    13 TOTAL PAYMENT TO INSIDERS                                $ 9,891       $ 90,446         $ 8,605       $ 2,500      $ 37,500
                                                          ==========================================================================



       PAYMENTS TO INSIDERS AND PROFESSIONALS:     MONTH           September-00

                           INSIDERS (CONTINUED)
       -------------------------------------------------------------------------
       NAME
                                          TOTAL PAID   TOTAL PAID
                                          THIS MONTH    TO DATE
                                      ---------------------------
     1 PAUL SCHMIDT                            $ 500        $ 500
     2 TOM HILL                                  500        $ 500
     3 DAVID CALLARD                             500        $ 500
     4 DON MILLER                              1,000      $ 1,000
     5 PAUL FREDERICK                         28,624     $ 62,387
     6 MIKE MCGROARTY                         38,861     $ 67,768
     7 SHELDON PAUL                           12,766     $ 26,485
     8 KEN BOIN                               10,568     $ 24,414
     9 ROGER BEARD                            11,591     $ 26,324
    10 ROB CHASE                              20,451     $ 36,951
    11 MARIO FERRAIRO                          2,884      $ 2,884
    12 JIM ANDERSON                           20,698     $ 65,166
                                      ---------------------------
    13 TOTAL PAYMENT TO INSIDERS           $ 148,942    $ 314,878
                                      ===========================



                         PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         TOTAL
       NAME                                          DATE OF COURT         AMOUNT                     TOTAL PAID TO    INCURRED &
                                                  AUTHORIZING PAYMENT     APPROVED     AMOUNT PAID        DATE           UNPAID

     1 NONE                                                                                       -               -             -
     2                                                                                            -               -             -
     3                                                                                            -               -             -
     4                                                                                            -               -             -
     5                                                                                            -               -             -
                                                                                       --------------------------------------------
     6 TOTAL PAYMENT TO PROFESSIONALS                                                           $ -             $ -           $ -
                                                                                       ============================================



STATUS OF SECURED NOTES,LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULED           AMOUNTS PAID
       NAME OF CREDITOR                                  MONTHLY PAYMENT         DURING THE    TOTAL UNPAID      DATE PAID
                                                              DUE                  MONTH       POSTPETITION
     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH              $ -                $ -                   $ -
       LABS, INC.)
     2 CROWN POINTE LLC                                         11,819                  12,795              -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                -                                        -
     4 FINOVA LOAN ADMINISTRATION                                1,295                   2,652              -
     5 BSB LEASING (FORMERLY AMERILEASE)                         4,037                   4,037              -
     6 INTEL FINANCIAL SERVICES                                  4,619                   4,727              -
     7 IOS CAPITAL                                               4,595                  12,581              -
     9 LUCENT TECHNOLOGIES                                      19,865                  20,576              -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)            -                                        -
    11 IBM CORPORATION                                           1,574                   1,574              -
    12 T-TECH HOLDING CO.                                       11,967                  11,967              -
                                                               --------------------------------------------------------------
       TOTAL                                                                          $ 70,908            $ -
                                                               ==============================================================

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
CASE NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.                     CASE NUMBER: 00-33268                   ACCRUAL BASIS
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

---------------------
   QUESTIONNAIRE
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                                                                                                                  YES        NO
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
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      X
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2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                                   X
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3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                      X
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4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                              X
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5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                    X
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6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                               X
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7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                               X
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8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                           X
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9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                                 X
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10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                              X
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11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                       X
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12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                         X
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IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS IS "YES"  PROVIDE A DETAILED  EXPLANATION  OF EACH ITEM.  ATTACH  ADDITIONAL  SHEETS IF
NECESSARY.


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


---------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YES        NO
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
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                 X
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2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                        X
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3. PLEASE ITEMIZE BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO" OR IF ANY POLICIES  HAVE BEEN  CANCELED OR NOT RENEWED  DURING THIS  REPORTING
PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


-----------------------------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------------------------
                                                            INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PAYMENT AMOUNT
       TYPE OF POLICY                   CARRIER                  PERIOD COVERED                           & FREQUENCY
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